UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 3, 2007

House of Taylor Jewelry, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	0-25377 (Commission File Number)	33-0805583 (IRS employer identification no.)
9200 Sunset Blvd. Suite 425 West Hollywood, California	90069
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(310) 860-2660

 (Registrant’s former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On July 3, 2007, the Audit Committee of House of Taylor Jewelry, Inc. (the “Company”), following direction given by  the Board of Directors, dismissed Stonefield Josephson, Inc. (“Stonefield”) as the Company’s independent accountants.

Stonefield audited the Company’s financial statements as of December 31, 2005 and as of December 31, 2006. Stonefield’s reports on the Company’s financial statements for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Stonefield’s report on the Company’s financial statements for the years ended December 31, 2005 and December 31, 2006 expressed substantial doubt as to the Company’s ability to continue as “going concern”.

Since the engagement of Stonefield on August 1, 2005 and through July 3, 2007: (i) the Company had no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stonefield, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (ii) Stonefield did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided Stonefield with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Stonefield’s letter, dated July 10, 2007, stating its agreement with such statements.

(b) Effective July 3, 2007, the Audit Committee, in accord with direction given by the Board of Directors, engaged Singer Lewak Greenbaum & Goldstein LLP, an independent registered public accounting firm (“Singer”), as the Company’s independent auditors to review quarterly financial reports, starting with the Company’s second quarter ended on June 30, 2007, and to audit the Company’s financial statements for the fiscal year ending December 31, 2007.  During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of Singer, the Company did not consult Singer regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

There were no reportable events as that term is described in Item 304(a)(1)(iv) (A)-(E) of Regulation S-B.

 (c) Exhibits

Exhibit No.	Description
16.1	Letter from Stonefield Josephson, Inc. addressed to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2007	House of Taylor Jewelry, Inc.
/s/ Bob Rankin
Bob Rankin, Chief Financial Officer

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